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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
       Date of Report (Date of earliest event reported) January 6, 2004


                           LONG ISLAND FINANCIAL CORP.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                0-29826               11-3453684
--------                                -------            ---------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation or organization)     File Number)       Identification Number)



                  One Suffolk Square, Islandia, New York 11749
                  --------------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 348-0888
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if change since last report)






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ITEM 5.  OTHER EVENTS.
         ------------

         On January 6, 2004, the Company issued a press release announcing the retirement of Vice Chairman Roy M. Kern as a director, the election of Director Harvey Auerbach to succeed Mr. Kern and the election of John R. McAteer to the Boards of Directors of the Company and its subsidiary, Long Island Commercial Bank. The release also stated that Mr. McAteer was designated as the Financial Expert on the Company's Board. A copy of the press release is attached as
Exhibit 99.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LONG ISLAND FINANCIAL CORP.


                                          /s/ Douglas C. Manditch
                                          -----------------------
                                 By:      Douglas C. Manditch
                                          President & Chief Executive Officer
                                          Date:   January 6, 2004


                                          /s/ Thomas Buonaiuto
                                          --------------------
                                 By:      Thomas Buonaiuto
                                          Vice President & Treasurer
                                          Date:   January 6, 2004